Holly Corporation Citigroup Small / Mid-Cap Conference March 15, 2006

Disclosure Statement
Experienced Management Team
Strong peer track record: Return on Invested Capital
Strong peer track record: Debt to Equity
Company History
Company History(2)
Company History(3)
Current Holly and Holly Energy
Holly & HEP Assets
High Margin Refining Region
EBITDA 2001-2005
Refining Margins by Refinery
Navajo Refining Margins (monthly)
Woods Cross Margins (monthly)
Recent Operational Initiatives adding to base EBITDA
Summary of Mid-Cycle EBITDA additions from Refinery initiatives
Capital Projects Under Development
Current Capital Projects
Concluding remarks
Holly Corporation (HOC)
Question period from audience
Increase Capacity of Sour Grades of Crude
Improve Refining Yields
Increase Refinery Runs

Disclosure Statement
Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Management depth and experience Key comparison to peer group metrics Company History, Assets & Operations Recent growth CAPEX initiatives to continue growth Forward guidance from existing projects

Experienced Management Team
Executive officer group averages over 25 years of refining industry experience Holly & subsidiary officer group averages over 20 years of refining/energy industry experience Holly directors average over 20 years of refining industry experience

Strong peer track record: Return on Invested Capital
Latest 12 months 2001-2005 average

Strong peer track record: Debt to Equity
Latest 12 months 2001-2005 average

Company History
Holly Corporation: 30+ years in the refining business Acquired refinery in Artesia, NM-expanded 3 times since purchase Acquired refinery in Great Falls, MT (in stages from 1984 to 1992) Acquired refinery in Woods Cross, UT in 2003 Also built extensive logistics operations (pipelines & terminals) to deliver refined products to end markets

Company History(2)
Late 1990's: Realized value of logistics assets not given 'full credit' by Wall Street - Pipelines & Terminals valued at 'refining' multiples, not 'logistics' multiples Stand alone logistics entities receive much higher valuation on assets than those with logistics assets embedded in refining operations Barriers limit substantial growth through acquisition to lever expertise without low-cost-of-capital tax structure Holly responded by creating Master Limited Partnership containing logistics assets - Holly retained 51% ownership

Company History(3)
July 2004: Holly Energy Partners IPO well received by investment marketplace Sold 7 million common units at $22.25 ($39.30 at 3/8/06) Retained 49% unit ownership PLUS 2% General Partner interest, with GP having incentive distribution rights Monetization of embedded asset has provided Holly $215 million in cash from IPO and asset sale, as well as $282 million in market value of its share of HEP

Current Holly and Holly Energy
Assets / Operations

Holly & HEP Assets
Holly's refineries operate in the high margin & growth Southwest & Rockies markets 109,000 bpd of refining capacity All HOC refineries directly connected to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas and Southeast New Mexico for the Navajo Refinery Over 1,600 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

High Margin Refining Region
Woods Cross Refinery (26,000 bpd) Montana Refinery (8,000 bpd) Margins(c) NRC W-C MRC 2003 $7.43 $6.10 $7.63 2004 $10.16 $6.00 $7.73 2005 $13.61 $9.62 $10.40 '03 EBITDA (mm) $112 '04 EBITDA (mm) $178 '05 EBITDA (mm) $311 Current Refining Capacity (bpd) 109,000 Equity Market Cap (bb)(a) $1.8 Total Debt (mm) 0 Cash (mm)(b) 254 Navajo Refinery (75,000 bpd) Holly Corp (HOC) As of 3/8/06. Market capitalization is computed by multiplying the share price by the number of shares outstanding. As of Dec. 31, 2005. (Includes cash and marketable securities.) Gross refining margins is defined at end of presentation

EBITDA 2001-2005:
2001 2002 2003 2004 2005 Actual 145 71 96 178.1 311.1 Forecast 2004

EBITDA 2001-2005: 2001 Woods Cross Thruput & Initiatives Market Conditions 2005 East 0 145 171 216 0 West 145 26 45 95 311.1 0

Refining Margins by Refinery

Navajo Refining Margins (monthly)
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.9 5.21 7.33 6.46 4.92 5.48 5.79 5.73 5.1 6.64 6.2 2 West 1.67 2.31 4.05 7 7.46 5.67 0.25 2.08 3.77 2.04 1.43 2.66 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 1.16 2.95 0.35 3.71 3.5 1.93 4.45 6.81 13.89 14.33 3.07 4.43 nrc gm 5.67 9.59 11.34 17.37 15.9 13.28 10.69 14.82 22.96 23.21 10.9 9.29 gc 321 4.97 4.88 5.86 7.66 6.86 5.37 5.54 6.57 9.6 7.23 3.7 3.77 budget 05 gc 321 05 nrc gm Rev bud Bud 06 '01-'05 NRC Low to High Gross Margins '01-'05 NRC Median '01-'05 GC '3-2-1' Margin '05 NRC Gross Margin/bbl Avg. of NRC medians: (per bbl) 2000-2004: $7.36 2001-2005: $8.86

Woods Cross Margins (monthly)
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East -1.09 1.21 5.56 4.32 6.98 2.33 2.87 3.93 -0.67 -0.95 4.97 -0.97 West 3.01 1.52 0.19 5.58 3.93 1.93 4.28 2.13 10.38 5.44 2.56 3.15 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.78 1.43 4.97 5 2.74 4.39 1.05 2.8 14.65 18.48 0.72 2.37 wx gm 0 4.35 6.05 15.1 13.85 2.33 8.4 8.12 24.56 23.17 8.45 0 gc 321 4.97 4.88 5.86 7.66 6.86 5.37 5.54 6.57 9.6 7.23 3.7 3.77 budget 05 gc 321 05 wx gm Rev bud 06 Bud Avg. of W-X medians: (per bbl) 2000-2004: $5.85 2001-2005: $6.15 '01-'05 W-X Low to High Gross Margins '01-'05 W-X Median '01-'05 GC '3-2-1' Margin '05 W-X Gross Margin/bbl

Recent Operational Initiatives adding to base EBITDA
Recent Operational Initiatives adding to base EBITDA

Summary of Mid-Cycle EBITDA additions from Refinery initiatives:
Summary of Mid-Cycle EBITDA additions from Refinery initiatives: R&M Improvement Initiative Projected Mid-Cycle EBITDA improvement (in millions) Increased capacity for sour crude feedstocks $13 Improved refining yields 8 Increased refinery runs 7 Estimated mid-cycle EBITDA additions $28

Capital Projects Under Development
Capital Projects Under Development

Current Capital Projects
Current Capital Projects ROSE Asphalt Unit --Navajo refinery: Project Summary: Relocated and refurbished an existing ROSE (residuum oil supercritical extraction) unit to the Artesia, NM facility. Unit has a capacity of 4,500 BPD of asphalt (feedstock). Unit will upgrade low-priced asphalt to higher valued gasoline and diesel. Cost: $17 million Completed December 2005 Estimated 2006 EBITDA (at Jan '06 margin levels): $25 million

Diesel Hydrotreater Unit --Woods Cross refinery : Project Summary: Compliance with ULSD requirements* Create infrastructure for potential 'sour up' project in future Projected cost: $33 million Estimated completion: 2nd quarter 2006 Target EBITDA: $2.5 million Assumption: based on historical spread between high and low sulfur diesel *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of low sulfur gasoline (LSG) until 2010. Current Capital Projects

Ultra Low Sulfur Diesel and Expansion Projects --Navajo refinery: Project Summary: Compliance with ULSD requirements* 10,000 bpd expansion Projected cost: $71 million Estimated completion: 2nd quarter 2006 Target EBITDA: $21.5 million Based on conservative pricing assumptions *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of low sulfur gasoline (LSG) until 2010. Current Capital Projects

Major Capital Projects Estimated Total Cost Estimated EBITDA Addition ROSE Unit $17 $25.0 Diesel hydrotreater at Woods Cross 33 2.5 ULSD & Expansion at Navajo Refinery 71 21.5 Total $121 $49.0 (in millions) Both Woods Cross & Navajo ULSD/hydrotreating projects are required to meet June '06 fuel specs. Holly chose to spend additional CAPEX amounts to increase project returns Current Capital Projects

Concluding remarks
Strong management team Strong financial fundamentals Strong industry fundamentals Favorable comparison to peer group metrics Operates in high margin, high growth markets Demonstrated growth ability Capital initiatives to continue growth in place Concluding remarks

Holly Corporation (HOC)
Question period from audience
Holly Corporation (HOC) Question period from audience Holly Corporation 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555

Holly Corporation Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Steve McDonnell Vice President, CFO (214) 871-3584 steve@hollycorp.com Neale Hickerson V.P.-Investor Relations (214) 871-3572 neale@hollycorp.com

Definitions Gross refining margin - Refining revenues less cost of refined products sold Pre-tax margin - Income before income taxes divided by sales and other revenues Return on assets - Net income divided by total assets Return on invested capital - Net income divided by the sum of total stockholders' equity plus debt. Debt includes long-term debt and current maturities of long-term debt. Debt to equity - Debt divided by total stockholders' equity. Mid-cycle EBITDA - Mid-cycle refinery gross margin minus operating expenses excluding interest, depreciation & amortization. Actual/forecast mid-cycle refinery gross margins are calculated by applying average product values and raw material costs for 2002-2004 to actual/forecast raw materials charge and estimated product yields.

Definitions Earnings Before Interest, Taxes, Depreciation and Amortization - (in thousands): 2005 2004 2003 Net Income $167,658 $83,879 $46,053 Add provision for income tax 101,424 54,590 28,306 Add interest expense 5,101 3,524 2,136 Subtract interest income (6,901) (4,372) (458) Add depreciation & amortization 43,817 40,481 36,275 EBITDA $311,099 $178,102 $112,312 Earnings before interest, taxes, depreciation and amortization - EBITDA is calculated as net income plus (i) interest expense, (ii) less interest income, (iii) plus income tax provision, and (iv) plus depreciation, depletion and amortization. EBITDA is not a calculation based upon generally accepted accounting principles; however, the amounts included in the EBITDA calculation are derived from amounts included in the consolidated financial statements of Holly. EBITDA should not be considered as an alternative to net income or operating income, as an indication of operating performance of Holly or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it enhances an investor's understanding of Holly's ability to satisfy principal and interest obligations with respect to Holly's indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by Holly management for internal analysis and as a basis for financial covenants. EBITDA is reconciled to net income in the table above.

Increase Capacity of Sour Grades of Crude
Increase Capacity of Sour Grades of Crude Moved from approx. 92% sour crude runs to 100% sour crude runs at Navajo Refinery. (Navajo primarily runs a West Texas Sour (WTS) 'type' of sour crude.) Increased low priced Canadian heavy sour crude at Woods Cross refinery to 8% of runs in 2005. Increased sour crude runs by 8,000bpd for Holly's overall refining system.

Improve Refining Yields
Improve Refining Yields High Value Product Yield Improvement: Increased Clean Burning Gasoline (CBG) production at Navajo refining. Upgrade 5,200 bpd from 'conventional' gasoline to higher value CBG gasoline Increased Premium gasoline production Upgrade 1,000 bpd of regular gasoline to premium Increased Low Sulfur diesel production 3,000 bpd Process Unit Configuration Changes: CCR catalyst change at Navajo refining Upgrade 400 bpd of low-value refining gases to high octane gasoline component FCCU feed nozzles / turnaround at Woods Cross refinery Upgrade 300 bpd of lower valued light cycle oil & slurry to high value gasolines

Increase Refinery Runs
Increase Refinery Runs Higher crude rates at all refineries. 2005: 1,600 bpd from all refineries Higher FCCU rates at Navajo refinery Increase gasoline & diesel production levels by buying additional gas oil from 3rd parties Increased Natural Gasoline Blending 2,100 bpd low cost natural gasoline to finished gasoline blending